Exhibit 99.2

Investor Conference Call Third Quarter 2008 Earnings October 30, 2008

2 All statements in this presentation that are not historical are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by words such as “believe,” “intend,” “expect,” “may,” “could,” “would,” “will,” “should,” “plan,” “project,” “contemplate,” “anticipate,” or similar statements. Because these statements reflect the Company’s current views concerning future events, these forward-looking statements are subject to risks and uncertainties. The Company has made a reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, the success of brand development efforts and strategic alliances; demand for the Company’s products and services; the ability to compete effectively and adjust to changing market conditions; the ability to protect the Company’s proprietary technology and intellectual property; difficulties or delays in developing improved products when expected or desired and with the additional features contemplated or desired; warranty, product liability, and other claims; the uncertainties associated with governmental regulation, and other factors detailed from time to time in the Company’s periodic filings with the Securities and Exchange Commission, including, but not limited to, the Company’s most recent Form 10-K filing. The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise. Other than thinkorswim, Inc. thinkorswim Canada, Inc. and thinkorswim Advisors, Inc., neither thinkorswim Group Inc. nor Investools Inc. nor any of its subsidiaries are broker-dealers or investment advisors, or otherwise engaged in the business of effecting transactions in securities, the provision of investment advice or investment recommendations. Cautionary Statements

3 The Securities and Exchange Commission’s Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure. In the event of such a disclosure or release, Regulation G requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are contained herein and can be found at our website, www.thinkorswim.com, under “Investor Relations”, “Webcasts and Presentations”. Investools Education Group uses the non-GAAP financial measure “sales transaction volume” or “STV,” which is defined as revenue plus deferred revenue, to assess the operating results and effectiveness of the Company and its business segments. STV is consistent with the selling activities in the period reported and with the level of a majority of the cost components of cost of revenue. Given the impact of accounting for deferred revenue and for costs associated with deferred revenue, the Company also uses the non-GAAP financial measure “Adjusted EBITDA” as a valuable representation of the Company’s operating performance. Adjusted EBITDA is defined as net income (loss) plus depreciation and amortization, interest income, special charges, other non-cash items, and the net change in deferred revenue. The Company believes that the non-GAAP financial measures described above are also useful to investors, financial analysts and others to evaluate the operating and financial performance of the Company. These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used generally as a substitute for revenue, net income (loss) or other GAAP operating measurements. The merger between Investools Inc. and thinkorswim Holdings, Inc. and its subsidiaries occurred on February 15, 2007. The pro forma information has been prepared by combining the relevant consolidated financial information of each of Investools Inc. and thinkorswim Holdings, Inc. for the time periods presented. The unaudited pro forma consolidated financial information is provided for informational purposes only. In addition, the unaudited pro forma consolidated financial information does not purport to project our future financial position, operating results or sales. No effect has been given in the unaudited pro forma consolidated statement of income for synergistic benefits that may be realized through the combination of the two companies or the costs that may be incurred in integrating the companies acquired in such acquisition. In addition, no adjustments have been made to give pro forma effect as if the merger had occurred at the beginning of the period presented, which adjustments are typically found in pro forma financial statements. The unaudited pro forma consolidated financial information should be read in conjunction with our historical financial statements and related notes and the historical financial statements of thinkorswim, which are included in our current report on Form 8-K filed with the Securities and Exchange Commission on February 22, 2007, Form 10-K filed with the Securities and Exchange Commission on March 17, 2008, and Form 10-Qs filed with the Securities and Exchange Commission on May 10, 2007, November 14, 2007, November 21, 2007, May 9, 2008, and August 8, 2008. Non-GAAP Financial Information

4 Data indexed to March 31, 2007 Extraordinary Growth in a Difficult Environment Metrics have shown substantial growth even as markets have declined

5 Record Financial Results ($ in millions, except per share data) Q3 ’07 Q2 ’08 Q3 ’08 Revenue $ 89.3 $ 97.0 $ 98.1 Sales Transaction Volume $ 77.8 $ 82.5 $ 81.8 Net Income $ 18.4 $ 18.6 $ 19.6 Adjusted EBITDA $ 19.3 $ 22.0 $ 22.8 Adj EBITDA % of STV 25% 27% 28% Earnings per Share $ 0.27 $ 0.27 $ 0.29 * See slide 25 f or a reconciliation of Revenue to Sales Transaction Volume (STV) and Net Income to Adjusted EBITDA

6 Strong Operating Metrics Q3 ’08 Q3 ’07 % Change New Retail Accounts Opened 24,525 18,525 32% New Funded Retail Accounts 10,125 9,400 8% Ending Funded Retail Accounts 87,025 47,850 82% Retail DARTs 57,300 29,600 94% Retail Commission per Trade $9.67 $9.25 5% Ending Client Assets ($MM) $3,120 $2,180 43%

7 OCC daily contract volume totals from Options Clearing Corporation reports. Expanding Share of Growing Option Industry thinkorswim retail contract volume growth outpacing the expanding option industry

8 Productivity Gains in Education Unit Fewer, larger acquisition workshops are improving IEG margins

9 October 2008 MTD Key Metrics New Retail Accounts Opened 11,400 New Funded Retail Accounts 4,125 Total Funded Retail Accounts 90,575 Retail DARTs 65,000 Ending Client Assets ($MM) $2,820 Graduates 5,600 October Results as of 10/29

10 Data indexed to March 31, 2007 Metrics have shown substantial growth even as markets have declined Extraordinary Growth Continues in October

11 Business Outlook: Q4 and FY 2009 Maintain cost per funded account metrics Increase payment for order flow Reduce clearing costs Continue tight management of operating expenses

12 Consolidated Operating and Financial Information

13 Revenue Growth Continues Strong * See slide 25 for a reconciliation of Revenue to Sales Transaction Volume (STV) Increased volume in brokerage accounts and trading activity led to continued growth Education graduates continue to fuel brokerage accounts at a steady pace 10% 5% 70% 59% 42% 70% 58% 50% 37% 58%

14 Commission Revenue Growth Continues Strong Strong commission revenue growth from increased number of funded accounts: 82% over Q3 ’07 11% over Q2 ’08 Total accounts as of 9/30/2008: Opened 200,300 Funded 87,025 101% 19%

15 Retail DART Growth Continues Strong Daily Average Revenue Trades 83 percent of DARTs are derivative based 94% 9%

16 High Trading Activity Fuels Record Revenue Retail commission per trade: Q1 ’08 $8.55 Q2 ’08 $8.88 Q3 ’08 $9.67 10% 3%

17 Customer Asset Growth Continues Average retail account balance: Q1 ’08 $39,700 Q2 ’08 $39,800 Q3 ’08 $36,600 Funded accounts have continued to grow at industry leading levels 43%

18 Tighter Spreads Offset by Growing Asset Base 18% 15% Interest margins have declined with Fed rate cuts Average FFR: Q3 ‘07 – 5.18% Q2 ‘08 – 2.08% Q3 ‘08 – 2.00% Increased customer assets held in cash led to growth in interest income

19 Payment Grows on Higher Volume Trading activity is heavily options oriented 70% 8%

20 Solid Return on Customer Acquisition Spend Cost per funded account includes education net margin and direct brokerage acquisition costs Annualized revenue per funded account is brokerage related – the majority of which is commission revenue Low customer churn leads to recurring revenue base with high margin See slide 26 for a more detailed calculation of Cost per Account and Annualized Revenue per Account

21 Record Bottom-Line Results * See slide 25 for a reconciliation of Net Income to Adjusted EBITDA Record net income of $19.6MM driven by continued growth of high margin brokerage business Record Adjusted EBITDA of 28% in the third quarter 7% 5%

22 Business Model Generates Strong FCF Free Cash Flow is defined as GAAP cash flow from operating activities less capital expenditures Cash flow generation before impact of increasing tax payments continues strong despite market conditions

Questions and Answers

Financial Reconciliations and Supplemental Information

25 Reconciliation of Financial Measures (in millions) Three Months Ended Sep 30, 2008 Jun 30, 2008 Sep 30, 2007 Brokerage Services Commissions $ 39.3 $ 33.1 $ 19.6 Interest & dividends 7.1 6.2 6.0 Payment for order flow 8.5 7.9 5.0 Other revenue 2.1 1.7 2.0 Total thinkorswim, Inc. revenue 57.0 48.9 32.6 Investor Education Sales Transaction Volume 24.8 33.6 45.2 Total Sales Transaction Volume (STV) 81.8 82.5 77.8 Change in deferred revenue 16.3 14.5 11.5 Revenue 98.1 97.0 89.3 The table above provides a breakout of revenue for thinkorswim Group on an unaudited basis for all periods presented and a reconciliation of non-GAAP STV to Revenue. The Company believes that Investor Education Group sales transaction volume is an important measure of business volume. STV is a non-GAAP financial measure and represents sales in a particular period before the effect of recognition of deferred revenue from prior periods and the deferral of current period sales. The table provides a reconciliation of non-GAAP total sales volume to revenue for the periods indicated. Consolidated STV Consolidated Adjusted EBITDA The table above reconciles the Company’s non-GAAP Adjusted EBITDA for the periods presented which the Company believes is avaluable representation of operating performance given the impact of accounting for deferred revenue and certain other costs. The table provides a reconciliation of Net Income (Loss) to Adjusted EBITDA for the periods indicated.

26 Supplemental Information The table above provides non-GAAP estimate of annualized brokerage revenue per retail account. Annualized Revenue per Retail Account Acquisition Cost per Funded Account This table provides non-GAAP financial information and details the calculation used by the company to calculate acquisition cost per funded account. The education business serves as a valuable customer acquisition engine for the brokerage business. Therefore, the company believes that the education net margin, or Adjusted EBITDA, without corporate overhead, plus the direct customer acquisition costs attributed to the brokerage business should be added together as a proxy for total customer acquisition costs. This total is divided by the gross number of new funded accounts in the period to arrive at an acquisition cost per new funded account. *Q3 education acquisition costs are presented net of $1,900 of costs for the Las Vegas Investor Conference. Three Months Ended Sept 30, 2008 Jun 30, 2008 Mar 31, 2008 Commissions $ 1,700 $ 1,650 $ 1,525 Interest and dividends 350 325 475 Payment for order flow 300 325 325 Total brokerage revenue per Account $ 2,350 $ 2,300 $ 2,325